UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 13, 2005
Date of Report (Date of earliest event reported)

CANADIAN ROCKPORT HOMES INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-62786	98-0354610
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Suite 507, 700 W. Pender Street
Vancouver, British Columbia Canada	V6C 1G8
(Address of principal executive offices)	(Zip Code)

604-669-1081
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Mr. Donel Belsby has been appointed to the board of directors of Canadian Rockport Homes International Inc. (Rockport) effective November 21, 2005. Mr. Belsby's appointment was approved by the Rockport's board of directors.

Mr. Chris Kinch has been appointed to the board of directors of Canadian Rockport Homes International Inc. (Rockport) effective November 21, 2005. Mr. Kinch's appointment was approved by the Rockport's board of directors.

Mr. Nelson Riis has resigned as a director of Rockport and as VIP of Investor Relations effective November 22, 2005.

Mrs. Shannon Downs has resigned as a director of Rockport and as chief financial officer effective November 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANADIAN ROCKPORT HOMES
INTERNATIONAL, INC.

DATE: December 13, 2005	By:	/s/ William Malone
William Malone
President and Chief Executive Officer